Discontinued Operations (Details 1) (USD $)	6 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
NET RESULT FROM DISCONTINUED OPERATIONS [Abstract]
Revenue	$ 2,647
Cost of Revenue	70,460
Gross Profit (Loss)	(67,813)
Operating Expenses	230,277
(Loss) from operations	(298,090)
Other income	560
(Loss) before tax	(297,530)
Tax
(Loss) after tax	$ (297,530)